SECURITIES AND EXCHANGE COMMISSION

                      Washington, D.C.  20549


                              FORM 8-K


                           CURRENT REPORT


               Pursuant to Section 13 or 15(d) of the
                  Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported)
                              May 11, 1995


                          FLEET FINANCIAL GROUP,INC.

          (Exact name of registrant as specified in its charter)


                               RHODE ISLAND

           (State or other jurisdiction of incorporation)

     1-6366                                        05-0341324
(Commission File Number)                (IRS Employer Identification No.)

             50 Kennedy Plaza, Providence, Rhode Island 02903
           (Address of principal executive offices)   (Zip Code)

      Registrant's telephone number, including area code:  401-278-5800

        (Former name or former address, if changed since last report)





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Item 5. Other Materially Important Events.


        On April 24, 1995, Registrant agreed to issue and sell $250,000,000 of its 7 1/8% Senior Notes Due May 1, 2000 (the "Notes") under Registration Statement No. 33-55555. The Notes were purchased on May 1, 1995 by underwriters, CS First Boston Corporation, Goldman Sachs & Co., Lehman Brothers Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

        The following exhibits are filed as part of this report:

    (1)      Underwriting Agreement dated April 24, 1995 between
             Registrant, CS First Boston Corporation, Goldman
             Sachs & Co., Lehman Brothers Inc. and Merrill
             Lynch, Pierce, Fenner & Smith Incorporated relating to the Notes.

    (4)      Specimen certificate of the Notes.

   (12) Statement of Computation of Ratios (for consolidated ratios of earnings to fixed charges contained in the Prospectus dated November 28, 1994 and Prospectus Supplement dated April 24, 1995 relating to the Notes) (incorporated by reference to Exhibit 12 of the Registrant's Annual Report on Form 10-K for the year ended December 31, 1994, as amended by a Form 10-K/A dated April 28, 1995).

                          SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed in its behalf by the undersigned hereunto duly authorized.

                                 FLEET FINANCIAL GROUP, INC.
                                      Registrant


                                 By:/s/William C. Mutterperl
                                       William C. Mutterperl
                                       Senior Vice President,
                                       General Counsel and Secretary


Date:  May 11, 1995

                         Exhibit Index


 Item 601
Exhibit Table
  Reference                      Exhibit Title

 (1)         Underwriting Agreement dated April 24, 1995 between
             Registrant, CS First Boston Corporation, Goldman
             Sachs & Co., Lehman Brothers Inc. and Merrill
             Lynch, Pierce, Fenner & Smith Incorporated relating to the Notes.

 (4)         Specimen certificate of the Notes.

(12) Statement of Computation of Ratios (for consolidated ratios of earnings to fixed charges contained in the Prospectus dated November 28, 1994 and Prospectus Supplement dated April 24, 1995 relating to the Notes) (incorporated by reference to Exhibit 12 of the Registrant's Annual Report on Form 10-K for the year ended December 31, 1994, as amended by a Form 10-K/A dated April 28, 1995).